EX-23.1

MOSS-ADAMS LLP
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CERTIFIED PUBLIC ACCOUNTANTS


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Number 333-95701 on Form S-8 of our report dated February 17, 2000, appearing in this Annual Report on Form 10-K of U.S. Electricar, Inc., as of and for the five months ended December 31, 1999.

                                                       /s/ Moss Adams LLP

Santa Rosa, California
March 28, 2000